Supplement to the
Fidelity Flex® Funds
Fidelity Flex® Mid Cap Index Fund
June 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Objective" heading.
Fidelity Flex® Mid Cap Index Fund seeks to provide investment results that correspond to the total return of stocks of mid-capitalization U.S. companies.
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Prior to August 21, 2025, normally investing at least 80% of assets in securities included in the Russell Midcap® Index. The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization U.S. company stocks.
  Effective August 21, 2025, normally investing at least 80% of assets in securities included in the Fidelity U.S. Mid Cap IndexSM.
The Fidelity U.S. Mid Cap IndexSM is a float-adjusted market capitalization-weighted index designed to reflect the performance of stocks of U.S. mid-capitalization companies. It is a subset of the Fidelity U.S. Total Investable Market IndexSM (a float-adjusted market capitalization-weighted index designed to reflect the performance for the U.S. equity market, including large-, mid-, and small-capitalization stocks). Mid-capitalization stocks are considered to be stocks whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Index or the S&P MidCap 400® Index.
The Fidelity U.S. Mid Cap IndexSM was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all U.S. stocks meeting certain market capitalization, liquidity, and investability requirements.
  Lending securities to earn income for the fund.
The following information supplements information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Rules-Based Strategy Risk.
Although the index uses a rules-based proprietary index methodology, there is no guarantee that this methodology will be successful.
ZMP-SUSTK-0425-100 1.9919857.100	April 1, 2025